Exhibit 99.1
Investor Relations:
Brian Norris
Senior Vice President of Finance and Investor Relations
bnorris@evolvtechnology.com
Evolv Technology Reports Record Second Quarter Financial Results

– Company Raises Outlook for 2023 –

•Q2 Revenue of $19.8 million, up 119% year-over-year
•Q2 Ending ARR1 of $54.3 million, up 160% year-over-year
•Q2 Ending RPO2 of $198.3 million, up 145% year-over-year
•Q2 Ending Evolv Express® subscriptions of 3,386, up 195% year-over-year

Waltham, Massachusetts – August 10, 2023 – Evolv Technology (NASDAQ: EVLV), the leader in AI-based weapons detection security screening, today announced financial results for the quarter ended June 30, 2023 and raised its business outlook for 2023.

Results for the Second Quarter of 2023
Total revenue for the second quarter of 2023 was $19.8 million, an increase of 119% compared to $9.1 million for the second quarter of 2022. Annual Recurring Revenue (“ARR”)1 was $54.3 million at the end of second quarter of 2023, an increase of 160% compared to $20.9 million at the end of the second quarter of 2022. Net loss for the second quarter of 2023 was $(66.8) million, or $(0.45) per basic and diluted share, compared to net loss of $(25.7) million, or $(0.18) per basic and diluted share, in the second quarter of 2022. Adjusted earnings (loss)3 for the second quarter of 2023 was $(14.3) million, or $(0.10) per diluted share, compared to adjusted earnings (loss)3 of $(17.3) million, or $(0.12) per diluted share, for the second quarter of 2022. Adjusted EBITDA3 for the second quarter of 2023 was $(13.8) million compared to $(16.4) million in the second quarter of 2022. As of June 30, 2023, the Company had cash, cash equivalents, and restricted cash of $156.8 million and no debt.

Results for the First Six Month of 2023
Total revenue for the six months ended June 30, 2023 was $38.4 million, an increase of 116% compared to $17.8 million for the six months ended June 30, 2022. Net loss for the six months ended June 30, 2023 was $(95.4) million, or $(0.65) per basic and diluted share, compared to net loss of $(39.5) million, or $(0.28) per basic and diluted share, in the six months ended June 30, 2022. Adjusted earnings (loss)3 for the six months ended June 30, 2023 was $(31.2) million, or $(0.21) per diluted share, compared to adjusted earnings (loss)3 of $(35.8) million, or $(0.25) per diluted share, for the six months ended June 30, 2022. Adjusted EBITDA3 for the six months ended June 30, 2023 was $(29.3) million compared to $(33.7) million in the six months ended June 30, 2022.

The following table summarizes the breakdown of recurring and non-recurring revenue4 during each quarter:

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	% Change	2023	2022	% Change
Recurring revenue	$11,689	$4,604	154%	$20,764	$7,763	167%
Non-recurring revenue	8,136	4,466	82%	17,642	10,017	76%
Total revenue	$19,825	$9,070	119%	$38,406	$17,780	116%

The following table summarizes operating cash flows during each quarter:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(66,754)	$(25,686)	$(95,363)	$(39,487)
Non-cash (income) expense	54,467	7,758	68,472	2,632
Changes in operating assets and liabilities	7,208	(5,137)	18,378	(15,640)
Net cash used in operating activities	$(5,079)	$(23,065)	$(8,513)	$(52,495)

Company Raises Outlook for 2023
The Company today commented on its business outlook for 2023. The Company's outlook is based on the current indications for its business, which may change at any time.

2023 Business Outlook
Estimate (In millions)	Issued May 10, 2023	Issued August 10, 2023
Total Revenue	$60-$65	$70-$75
Annual Recurring Revenue[1] (ARR) at 12/31/23	$67-$71	$70-$72
Adjusted Gross Margin[3]	35%-40%	38%-42%
Adjusted EBITDA[3]	($53-$58)	($52-$56)

Company to Host Live Conference Call and Webcast

The Company’s management team plans to host a live conference call and webcast at 4:30 p.m. Eastern Time today to discuss the financial results as well as management’s outlook for the business and other matters. The conference call may be accessed in the United States by dialing +1.877.692.8955 and using access code 825879. The conference call may be accessed outside of the United States by dialing +1.234.720.6979 and using the same access code. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at http://ir.evolvtechnology.com. A replay of the conference call will be available for a period of 30 days by dialing +1.866.207.1041 or +1.402.970.0847 and using access code 1955791 or by accessing the webcast replay on the Company’s investor relations website at http://ir.evolvtechnology.com.
About Evolv Technology
Evolv Technology (NASDAQ: EVLV) is transforming human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered weapons detection and analytics. Its mission is to transform security to create a safer world to work, learn, and play. Evolv has digitally transformed the gateways in places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than 750 million people, second only to the Department of Homeland Security’s Transportation Security Administration (TSA) in the United States. Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category. Evolv Technology®,

Evolv Express®, Evolv Insights®, and Evolv Cortex AI® are registered trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit https://evolvtechnology.com.
1 We define Annual Recurring Revenue, or ARR, as subscription revenue and the recurring service revenue related to purchase subscriptions for the final month of the quarter normalized to a one-year period. Our calculation of ARR is not adjusted for the impact of any known or projected future events (such as customer cancellations, upgrades or downgrades, or price increases or decreases) that may cause any such contract not to be renewed on its existing terms. In addition, the amount of actual revenue that we recognize over any 12-month period is likely to differ from ARR at the beginning of that period, sometimes significantly. This may occur due to new bookings, cancellations, upgrades, downgrades or other changes in pending renewals, as well as the effects of professional services revenue and acquisitions or divestitures. As a result, ARR should be viewed independently of, and not as a substitute for or forecast of, revenue and deferred revenue. Our calculation of ARR may differ from similarly titled metrics presented by other companies.

2 We define Remaining Performance Obligation, or RPO, as estimated revenues expected to be recognized in the future related to performance obligations that are unsatisfied or partially satisfied as of the end of the quarter.
3 Non-GAAP Financial Measures In this press release, the Company’s adjusted gross profit (loss), adjusted gross margin, adjusted operating expenses, adjusted operating income (loss), adjusted EBITDA, adjusted earnings (loss), and adjusted earnings per diluted share are not presented in accordance with generally accepted accounting principles (GAAP) and are not intended to be used in lieu of GAAP presentations of results of operations. Adjusted gross profit and adjusted gross margin exclude one-time items and stock-based compensation expense which management believes provides a more meaningful representation of contribution margin. Adjusted operating expenses is defined as operating expenses less one-time items, stock-based compensation expense, restructuring expenses, and loss on impairment of lease equipment which management believes provides a more meaningful representation of on-going operating expense levels. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, share-based compensation, and certain other one-time expenses. Adjusted earnings (loss) is defined as net income (loss) plus stock-based compensation, change in fair value of derivative liability, change in fair value of contingent earn-out liability, change in fair value of contingently issuable common stock liability, change in fair value of public warrant liability, change in fair value of common stock warrant liability, restructuring expenses, loss on impairment of lease equipment, and certain other one-time expenses. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. However, non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. We intend to provide non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of non-GAAP financial measures will provide consistency in our financial reporting. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures included in this press release. The Company is unable to provide a reconciliation of Adjusted Gross Margin to GAAP Gross Margin and non-GAAP Adjusted EBITDA to Net Income (Loss), each measure's most directly comparable GAAP financial measure, on a forward-looking basis without unreasonable effort, because items that impact these GAAP financial measures are not within the Company’s control and/or cannot be reasonably predicted. These items may include, but are not limited to, predicting forward-looking share-based compensation, changes in the fair value of derivative liabilities, changes in the fair value of contingent earn out liabilities, changes in the fair value of contingently issuable common stock liabilities and changes in fair value of public warrant liabilities. Such information may have a significant, and potentially unpredictable, impact on the Company’s future financial results.
4 Recurring revenue includes the recurring portion of revenue associated with pure subscription contracts and hardware purchase subscription contracts. Non-recurring revenue includes revenue that is one-time in nature, such as product revenue, shipping revenue, and revenue from installation, training, and professional services.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical facts, including without limitation statements regarding our ability to meet our 2023 annual guidance for revenue, ARR, adjusted gross margin, and adjusted EBITDA, as well as our estimates for cash and cash equivalents for fiscal year 2023. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “plan,” “target,” “is/are likely to” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance, competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, and capital expenditures; the Company’s history of losses and lack of profitability; the Company’s reliance on third party contract manufacturing and a global supply chain; the rate of innovation required to maintain competitiveness in the markets in which the Company competes; the loss of designation of the Evolv Express system as a Qualified Anti-Terrorism Technology under the Homeland Security SAFETY Act; the ability for the Company to obtain, maintain, protect and enforce the Company’s intellectual property rights and use of “open source” software; the concentration of the Company’s revenues on a single solution; the Company’s ability to timely design, produce and launch its solutions, the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the limited liquidity and trading of the Company’s securities; risks related to existing and changing tax laws; geopolitical risk and changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; operational risk; the impact of fluctuating general economic and market conditions; the need for additional capital to support business growth, which might not be available on acceptable terms, if at all; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on resources, and the Company’s ability to identify and implement digital advances in its technology. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission ("SEC") on March 24, 2023, as may be updated from time to time in other filings we make with the SEC including our Quarterly Report on Form 10-Q for the quarter ended on March 31, 2023 that was filed with the SEC on May 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this press release. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue:
Product revenue	$7,243	$4,146	$15,997	$9,340
Subscription revenue	7,964	4,006	14,430	7,010
Service revenue	4,618	918	7,979	1,430
Total revenue	19,825	9,070	38,406	17,780
Cost of revenue:
Cost of product revenue	7,722	5,347	18,300	10,553
Cost of subscription revenue	3,406	1,981	5,757	3,523
Cost of service revenue	1,284	1,189	2,171	2,254
Total cost of revenue	12,412	8,517	26,228	16,330
Gross profit	7,413	553	12,178	1,450
Operating expenses:
Research and development	6,395	4,156	11,784	8,331
Sales and marketing	13,613	11,751	26,417	21,423
General and administrative	10,874	9,612	19,800	20,429
Loss from impairment of property and equipment	157	316	294	412
Total operating expenses	31,039	25,835	58,295	50,595
Loss from operations	(23,626)	(25,282)	(46,117)	(49,145)
Other income (expense), net:
Interest expense	—	(159)	(654)	(301)
Interest income	1,853	491	2,806	559
Other expense, net	(22)	—	(3)	—
Loss on extinguishment of debt	—	—	(626)	—
Change in fair value of contingent earn-out liability	(28,113)	(569)	(31,431)	2,509
Change in fair value of contingently issuable common stock liability	(5,095)	(24)	(5,837)	1,448
Change in fair value of public warrant liability	(11,751)	(143)	(13,501)	5,443
Total other income (expense), net	(43,128)	(404)	$(49,246)	$9,658
Net loss	$(66,754)	$(25,686)	$(95,363)	$(39,487)

Weighted average common shares outstanding – basic and diluted	148,882,160	143,552,032	147,664,534	143,220,268
Net loss per share - basic and diluted	$(0.45)	$(0.18)	$(0.65)	$(0.28)

Net loss	$(66,754)	$(25,686)	$(95,363)	$(39,487)
Other comprehensive income (loss)
Cumulative translation adjustment	(17)	(10)	(33)	(10)
Total other comprehensive loss	(17)	(10)	(33)	(10)
Total comprehensive loss	$(66,771)	$(25,696)	$(95,396)	$(39,497)

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$155,537	$229,783
Restricted cash	1,000	—
Accounts receivable, net	32,393	31,920
Inventory	5,032	10,257
Current portion of contract assets	4,732	2,852
Current portion of commission asset	3,648	3,384
Prepaid expenses and other current assets	13,808	14,388
Total current assets	216,150	292,584
Restricted cash, noncurrent	275	275
Contract assets, noncurrent	690	1,386
Commission asset, noncurrent	6,649	5,655
Property and equipment, net	81,085	44,707
Operating lease right-of-use assets	1,241	1,673
Other assets	1,878	1,835
Total assets	$307,968	$348,115

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$16,912	$18,194
Accrued expenses and other current liabilities	10,821	11,545
Current portion of deferred revenue	39,366	18,273
Current portion of long-term debt	—	10,000
Current portion of operating lease liabilities	1,130	1,114
Total current liabilities	68,229	59,126
Deferred revenue, noncurrent	20,715	17,695
Long-term debt, noncurrent	—	19,683
Operating lease liabilities, noncurrent	363	892
Contingent earn-out liability	45,649	14,218
Contingently issuable common stock liability	9,229	3,392
Public warrant liability	19,625	6,124
Total liabilities	163,810	121,130

Stockholders’ equity:
Preferred stock, $0.0001 par value; 100,000,000 authorized at June 30, 2023 and December 31, 2022; no shares issued and outstanding at June 30, 2023 and December 31, 2022	—	—
Common stock, $0.0001 par value; 1,100,000,000 shares authorized at June 30, 2023 and December 31, 2022; 149,790,742 and 145,204,974 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	15	15
Additional paid-in capital	431,759	419,190
Accumulated other comprehensive loss	(43)	(10)
Accumulated deficit	(287,573)	(192,210)
Stockholders’ equity	144,158	226,985
Total liabilities and stockholders’ equity	$307,968	$348,115

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(95,363)	$(39,487)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,087	2,350
Write-off of inventory and change in inventory reserve	337	425
Adjustment to property and equipment for sales type leases	—	(625)
Loss from impairment of property and equipment	294	412
Stock-based compensation	11,732	8,988
Non-cash interest expense	22	10
Non-cash lease expense	432	392
Change in allowance for expected credit losses	173	80
Loss on extinguishment of debt	626	—
Change in fair value of earn-out liability	31,431	(2,509)
Change in fair value of contingently issuable common stock	5,837	(1,448)
Change in fair value of public warrant liability	13,501	(5,443)
Changes in operating assets and liabilities
Accounts receivable	(646)	(5,786)
Inventory	5,080	(3,545)
Commission assets	(1,258)	(339)
Contract assets	(1,184)	(1,352)
Other assets	(43)	(756)
Prepaid expenses and other current assets	580	(9,707)
Accounts payable	(7,409)	2,147
Deferred revenue	24,113	6,031
Accrued expenses and other current liabilities	(342)	(1,876)
Operating lease liability	(513)	(457)
Net cash used in operating activities	(8,513)	(52,495)
Cash flows from investing activities:
Development of internal-use software	(1,599)	(1,301)
Purchases of property and equipment	(33,173)	(11,379)
Proceeds from sale of property and equipment	60	—
Net cash used in investing activities	(34,712)	(12,680)
Cash flows from financing activities:
Proceeds from exercise of stock options and warrants	344	384
Proceeds from long-term debt	1,876	—
Repayment of principal on long-term debt	(31,876)	—
Payment of debt issuance costs and prepayment penalty	(332)	—
Net cash provided by (used in) financing activities	(29,988)	384
Effect of exchange rate changes on cash and cash equivalents	(33)	(10)
Net increase (decrease) in cash, cash equivalents and restricted cash	(73,246)	(64,801)
Cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	230,058	308,167
Cash, cash equivalents and restricted cash at end of period	$156,812	$243,366

EVOLV TECHNOLOGY
SUMMARY OF KEY OPERATING STATISTICS
(Unaudited)

	Three Months Ended or as of,
($ in thousands)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
New customers	44	53	92	106	61	74
Annual recurring revenue	$16,641	$20,865	$28,741	$34,120	$42,021	$54,339
Recurring revenue	$3,159	$4,604	$6,221	$7,388	$9,075	$11,689
Remaining performance obligation	$63,750	$80,978	$109,407	$144,561	$161,813	$198,296
Net additions	207	237	545	575	520	599
Ending deployed units	910	1,147	1,692	2,267	2,787	3,386

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES
(In thousands)
(Unaudited)

	Three Months Ended,
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Operating expenses, GAAP	$24,760	$25,835	$26,827	$26,868	$27,256	$31,039
Stock-based compensation	(3,819)	(4,781)	(6,298)	(6,771)	(4,898)	(6,505)
Restructuring expenses	(324)	13	—	—	—	—
Loss on impairment of lease equipment	(96)	(316)	(626)	(123)	(137)	(157)
Other one-time expenses	(1,107)	(2,298)	(69)	(41)	(53)	(683)
Adjusted Operating Expenses	$19,414	$18,453	$19,834	$19,933	$22,168	$23,694

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT, GAAP GROSS MARGIN TO ADJUSTED GROSS MARGIN AND GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME (LOSS)
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$19,825	$9,070	$38,406	$17,780
Cost of Revenue	12,412	8,517	26,228	16,330
Gross Profit, GAAP	7,413	553	12,178	1,450
Stock-based compensation	184	280	329	388
Amortization of capitalized stock-based compensation	11	6	21	9
Adjusted Gross Profit	$7,608	$839	$12,528	$1,847

Gross Margin %	37.4%	6.1%	31.7%	8.2%
Adjusted Gross Margin %	38.4%	9.3%	32.6%	10.4%

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating income (loss), GAAP	$(23,626)	$(25,282)	$(46,117)	$(49,145)
Stock-based compensation	6,689	5,061	11,732	8,988
Amortization of capitalized stock-based compensation	11	6	21	9
Restructuring expenses	—	(13)	—	311
Loss on impairment of lease equipment	157	316	294	412
Other one-time expenses	683	2,298	736	3,405
Adjusted Operating Income (Loss)	$(16,086)	$(17,614)	$(33,334)	$(36,020)

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(66,754)	$(25,686)	$(95,363)	$(39,487)
Depreciation & amortization	2,272	1,264	4,087	2,350
Stock-based compensation	6,689	5,061	11,732	8,988
Interest expense (income)	(1,853)	(332)	(2,152)	(258)
Loss on extinguishment of debt	—	—	626	—
Change in fair value of contingent earn-out liability	28,113	569	31,431	(2,509)
Change in fair value of contingently issuable common stock liability	5,095	24	5,837	(1,448)
Change in fair value of public warrant liability	11,751	143	13,501	(5,443)
Restructuring expenses	—	(13)	—	311
Loss on impairment of lease equipment	157	316	294	412
Other one-time expenses	683	2,298	736	3,405
Adjusted EBITDA	$(13,847)	$(16,356)	$(29,271)	$(33,679)
EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EARNINGS (LOSS)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(66,754)	$(25,686)	$(95,363)	$(39,487)
Stock-based compensation	6,689	5,061	11,732	8,988
Amortization of capitalized stock-based compensation	11	6	21	9
Loss on extinguishment of debt	—	—	626	—
Change in fair value of contingent earn-out liability	28,113	569	31,431	(2,509)
Change in fair value of contingently issuable common stock liability	5,095	24	5,837	(1,448)
Change in fair value of public warrant liability	11,751	143	13,501	(5,443)
Restructuring expenses	—	(13)	—	311
Loss on impairment of lease equipment	157	316	294	412
Other one-time expenses	683	2,298	736	3,405
Adjusted Earnings (Loss)	$(14,255)	$(17,282)	$(31,185)	$(35,762)

Weighted average common shares outstanding – diluted	148,882,160	143,552,032	147,664,534	143,220,268

Adjusted Earnings (Loss) Per Share – diluted	$(0.10)	$(0.12)	$(0.21)	$(0.25)